                                                  EXHIBIT 99.1

                                                 CERTIFICATION

                                                                                                   Exhibit 99.1

                                                 CERTIFICATION
                                   Pursuant to 18 United States Code § 1350

         The undersigned hereby certifies that the Annual Report on Form 10-K for the fiscal year ended
December 31, 2002 of The Phoenix Companies, Inc. (the "Company") filed with the Securities and Exchange
Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                         /s/ Dona D. Young
                                                        -----------------------------------------------------
                                                        Name:  Dona D. Young
                                                        Title: Chief Executive Officer
                                                        Date:  March 14, 2003